UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21102

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Address of principal executive offices) (Zip code)

CLIFFORD E. LAI, PRESIDENT
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (800) Hyperion

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

Item 1.     Reports to Shareholders.
The Hyperion
Strategic
Mortgage
Income
Fund, Inc.
Annual Report
November 30, 2006

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio Composition (Unaudited)

The chart that follows shows the allocation of the Fund’s holdings by asset category as of November 30, 2006.
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments As of November 30, 2006*

*	As a percentage of total investments.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2006

Dear Shareholder:
We welcome this opportunity to provide you with information about The Hyperion Strategic Mortgage Income Fund, Inc. (the “Fund”), for the year ended November 30, 2006. The Fund is a closed-end bond fund whose shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “HSM”.
Description of the Fund
The Fund is a diversified closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities that offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in investment-grade mortgage-backed securities (“MBS”) including Agency MBS, Non-Agency Residential MBS (“RMBS”), and Commercial MBS (“CMBS”), and may invest up to 20% of its total assets in U.S. Government securities, cash or other short-term instruments.
Portfolio Performance
For the fiscal year ending November 30, 2006, shareholders realized a total investment return of 20.40%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $14.08 on November 30, 2006, the Fund’s shares had a current yield of 7.67%.
As of November 30, 2006, the Fund, inclusive of the effect of leverage, was managed with an average duration (a bond’s duration is the weighted average number of years until maturity of all its cash flows, including coupon payments and principal) of 4.5 years, as measured on a net asset basis.
Market Environment
With the consumer responsible for as much as 70% of the economy, as the consumer goes, so goes the economy. Since the home is the dominant consumer asset, the housing market has a major impact on the consumer, and subsequently, on the economy. For the last few years, home price appreciation and low mortgage interest rates have helped to fuel consumer spending. However, over the last year, both home prices and interest rates began to work against the consumer. Home price gains slowed, and in some areas of the country began to decline, while interest rates continued to rise for the most part. For the first time in several years, consumer spending began to slow, taking the economy with it. The business sector, which had been a source of strong growth, continued to be mainly healthy. However, in the last few months, it has begun to show signs of fatigue. Economic growth which had been in excess of 3% is now projected to decline to 2%.
The housing story, which has dominated much of our thinking for the past year, has not reached bottom. Housing starts and home sales both continued to fall from last year’s levels, and housing inventory continues to rise to levels last seen since the early 1990’s. While we do not anticipate widespread home price declines, we are anticipating more moderate price movements in the future.
The international perspective is growing in importance. Strength in Europe and Japan should offset U.S. economic weakness somewhat. On balance, the reasonably strong world economic picture should dampen some of the impact of a slowing U.S. economy, as exports should remain strong, especially in light of a weak U.S. dollar currency.
The Federal Reserve halted its pattern of raising interest rates in the summer of 2006, sparking a bond market rally that took yields of the 10-year U.S. Treasury from 5.25% to 4.50%, as market expectations moved towards economic recession and an ease in monetary policy. Despite the weakening economic picture, Fed Chairman Bernanke reminds the market of the Fed’s need to guard against what it sees as increasing inflation risks. His discussion has tempered an otherwise bullish tone to the bond markets since June 2006, and has so far kept interest rates from falling further. We expect the Fed to cut the Federal Funds rate by 50 basis points in mid-2007, but only once the jobless claims and the unemployment rate begin to rise. Much of this is already priced into current interest rates, but we could see the bond market rally further.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2006

Portfolio Strategy
The yield spread premium demanded by investors who invest in non-U.S. Treasury securities continued to narrow over the year despite signs of a deteriorating economy. Strong and sustained demand from both domestic and global investors for these higher yielding opportunities continued in an environment of flatter yield curves, less volatile markets, and a benign credit environment. These non-Treasury or credit instruments (like corporate bonds, and non-Agency mortgage-backed securities) rewarded investors over the year with a strong source of excess returns. Yield spread premiums in most sectors ended the year at near historical lows, yet we do not foresee an event in the near future that would cause them to widen dramatically.
The credit fundamentals in the commercial real estate area remain strong as increasing rents, declining vacancies and limited new supply of offices, multi-family, retail and industrial properties should support values for the near future. With the positive view towards commercial real estate, we have increased exposure over the year.
While the commercial real estate sector was strong, it has been a different story for residential credit. After years of large increase in home prices, and record issuance of Residential Mortgage Backed Securities (RMBS), yield spreads in the residential credit sector have begun to increase sharply, which reflects concerns about the decline in the credit fundamentals in that sector. Home prices have begun to slide, inventory of homes for sale has reached 15+ year highs, and some borrowers are facing interest rate increases on their adjustable rate mortgages. To counteract these negative factors we have positioned the portfolio in a much more conservative manner than in the past. Some of our biases include: 1) a preference for securities backed by loans from higher quality borrowers, 2) a preference to invest new funds higher in the capital structure, for example in AAA and AA rated securities rather than in BBB and BB securities, and 3) a preference for older vintage seasoned securities, those issued in 2004 and earlier, which have benefited from the increase in home prices.
While our view is that the housing market has begun to bottom, we think that there may be further yield spread widening in early 2007 prompted possibly by rating agency downgrades of the 2005-2006 issued deals. With those actions, or sufficient yield spread widening, the RMBS sector may prove to be much more attractive. For now, however, we are cautiously awaiting a better entry point to increase our RMBS exposure.
We remain nearly fully leveraged to take advantage of yield spread opportunities. Given our view that longer maturity U.S Treasury interest rates are not likely to head much higher, we have taken steps to extend the duration of the fund by about half a year to 4.5 years.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2006

Conclusion
We remain committed to the Fund and its shareholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.
We appreciate the opportunity to serve your investment needs.
Sincerely,

-s- CLIFFORD E. LAI

CLIFFORD E. LAI President, The Hyperion Strategic Mortgage Income Fund, Inc. Chief Executive Officer, Hyperion Brookfield Asset Management, Inc.

-s- JOHN H. DOLAN

JOHN H. DOLAN Vice President, The Hyperion Strategic Mortgage Income Fund, Inc. Chief Investment Officer, Hyperion Brookfield Asset Management, Inc.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments
			Principal
November 30, 2006	Interest		Amount		Value
	Rate	Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 70.9%
U.S. Government Agency Pass-Through Certificates – 51.5%
Federal Home Loan Mortgage Corporation
Pool A14559	6.50%	09/01/33	$1,797		$1,838,598
Pool C68878	7.00	06/01/32	385		397,082
Pool C69047	7.00	06/01/32	985		1,014,907
Pool G01466	9.50	12/01/22	1,034		1,121,290
Pool 555559	10.00	03/01/21	1,098		1,222,490

					5,594,367

Federal National Mortgage Association
TBA	5.50	04/01/33	5,000		4,981,250
TBA	6.00	12/01/35	5,000		5,053,125
Pool 694391	5.50	03/01/33	3,331		3,326,614
Pool 753914	5.50	12/01/33	7,451	@	7,439,663
Pool 754355	6.00	12/01/33	3,243		3,285,209
Pool 761836	6.00	06/01/33	2,852		2,892,440
Pool 763643	6.00	01/01/34	6,328	@	6,405,774
Pool 255413	6.50	10/01/34	7,162	@	7,318,290
Pool 795367	6.50	09/01/34	2,780	@	2,841,328
Pool 809989	6.50	03/01/35	3,208		3,274,718
Pool 626299	7.00	06/01/32	356		366,359
Pool 635095	7.00	06/01/32	764		787,668
Pool 641575	7.00	04/01/32	170		174,891
Pool 645399	7.00	05/01/32	2,021		2,082,623
Pool 645466	7.00	05/01/32	2,217		2,284,468
Pool 650131	7.00	07/01/32	1,197		1,234,340
Pool 819251	7.50	05/01/35	3,185		3,306,190
Pool 887431	7.50	08/01/36	1,738		1,791,414
Pool 398800	8.00	06/01/12	509		526,555
Pool 827854	8.00	10/01/29	1,991		2,113,130
Pool 636449	8.50	04/01/32	1,823		1,964,177
Pool 823757	8.50	10/01/29	3,027		3,259,428
Pool 458132	9.47	03/15/31	1,447		1,585,777

					68,295,431

Total U.S. Government Agency Pass-Through Certificates
(Cost – $74,547,992)					73,889,798

U.S. Treasury Obligations – 19.4%
United States Treasury Notes	4.50	02/15/16	3,000		3,008,436
United States Treasury Notes	4.63	11/15/16	24,500	@	24,821,685

Total U.S. Treasury Obligations
(Cost – $27,669,695)					27,830,121

Total U.S. Government & Agency Obligations
(Cost – $102,217,687)					101,719,919

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments
			Principal
November 30, 2006	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
ASSET-BACKED SECURITIES – 10.2%
Housing Related Asset-Backed Securities – 8.7%
Asset Backed Funding Certificates
Series 2005-AQ1, Class B1*(b)	5.75/6.25%	06/25/35	$993	$861,004
Series 2005-AQ1, Class B2*(b)	5.75/6.25	06/25/35	1,050	898,221

				1,759,225

First Franklin Mortgage Loan Asset Backed Certificates
Series 2004-FFH2C, Class B1*(a)	8.82†	06/25/34	1,250	1,000,000
Green Tree Financial Corp.
Series 1997-3, Class M1	7.53	03/15/28	2,000	1,490,000
Series 1995-6, Class M1	8.10	09/15/26	4,325	4,527,929

				6,017,929

Mid-State Trust
Series 2004-1, Class M2	8.11	08/15/37	1,363	1,437,910
Structured Asset Investment Loan Trust
Series 2004-4, Class B*(b)	5.00/5.50	04/25/34	1,500	1,284,668
Series 2004-8, Class B1(a)	7.82†	09/25/34	1,000	944,800

				2,229,468

Total Housing Related Asset-Backed Securities (Cost – $12,783,718) 12,444,532

Non-Housing Related Asset-Backed Securities – 1.5%
Airplanes Pass Through Trust
Series 1R, Class A8
(Cost – $1,890,728)	5.70†	03/15/19	2,297	2,205,083

Total Asset-Backed Securities
(Cost – $14,674,446)				14,649,615

COMMERCIAL MORTGAGE BACKED SECURITIES – 28.8%
Banc America Commercial Mortgage, Inc.
Series 2006-1, Class J*	5.78	09/10/45	1,000	994,121
Bear Stearns Commercial Mortgage Securities
Series 2006-PWR13, Class K	5.26	09/11/41	347	297,057
Series 2006-PWR11, Class H*	5.63	03/11/39	1,100	1,079,486
Series 2006-PWR13, Class H	6.03	09/11/41	2,450	2,502,156
Series 1999-C1, Class D	6.53	02/14/31	2,500	2,694,590
Series 2000-WF1, Class E	7.90†	02/15/32	2,000	2,168,380

				8,741,669

CD 2006 CD2
Series 2006-CD2, Class K*	5.09	01/11/46	1,016	935,778
Series 2006-CD2, Class L*	5.09	01/15/46	991	868,654
Series 2006-CD2, Class J*	5.48	01/11/46	1,000	978,308

				2,782,740

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments
				Principal
November 30, 2006	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L*	5.15%		09/15/39	$513	$445,855
Series 2006-C4, Class M*	5.15		09/15/39	565	478,655
Series 2006-C1, Class K*	5.56	†	02/15/16	2,358	2,319,998
Series 2006-C4, Class K*	6.30		09/15/36	2,970	3,020,915

					6,265,423

GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G*	6.04		08/11/36	3,000	3,129,975
Series 2000-1, Class G*	6.13		01/15/33	1,000	604,900
Series 2002-2A, Class H*	6.31		08/11/36	2,000	2,110,632

					5,845,507

GMAC Commercial Mortgage Securities
Series 2006-C1, Class G*	5.61		11/10/45	2,500	2,489,665
JP Morgan Chase Commercial Mortgage Securities
Series 2003-LN1, Class G*	5.43	†	10/15/37	1,600	1,613,384
Series 2006-CIBC14, Class H*	5.54	†	12/12/44	1,211	1,193,200

					2,806,584

Morgan Stanley Capital I
Series 2004-HQ4, Class G*	5.53		09/14/14	1,000	992,378
Series 1999-FNV1, Class E	7.44	†	03/15/31	2,000	2,097,460

					3,089,838

Nationslink Funding Corp.
Series 1998-2, Class E	7.11		08/20/30	4,000	4,170,808
UBS 400 Atlantic Street Mortgage Trust
Series 2002-C1A, Class B3*	7.19		01/11/22	2,000	2,128,800
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class H*	5.30	†	10/15/41	2,000	1,969,532

Total Commercial Mortgage Backed Securities
(Cost – $40,313,051)					41,284,687

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 28.6%
Subordinated Collateralized Mortgage Obligations – 28.6%
Banc of America Funding Corp.
Series 2005-2, Class B4	5.66	†	04/25/35	862	724,071
Series 2005-2, Class B5	5.66	†	04/25/35	690	446,855
Series 2005-2, Class B6	5.66	†	04/25/35	519	169,825

					1,340,751

Bank of America Alternative Loan Trust
Series 2004-3, Class 30B4	5.50		04/25/34	982	798,079
Series 2004-3, Class 30B5	5.50		04/25/34	688	355,639

					1,153,718

Bank of America Mortgage Securities, Inc.
Series 2004-A, Class B4	3.91	†	02/25/34	1,965	1,874,914
Series 2003-10, Class 1B4	5.50		01/25/34	549	456,775
Series 2002-10, Class 1B3	6.00		11/25/32	1,419	1,413,398

					3,745,087

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments
				Principal
November 30, 2006	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
Cendant Mortgage Corp.
Series 2002-4, Class B1	6.50%		07/25/32	$2,543	$2,531,982
Series 2002-4, Class B2	6.50		07/25/32	1,017	1,012,793
Series 2002-4, Class B3	6.50		07/25/32	593	604,671
Series 2002-4, Class B4	6.50		07/25/32	339	343,948
Series 2002-4, Class B5	6.50		07/25/32	254	238,199
Series 2002-4, Class B6*	6.50		07/25/32	339	288,217

					5,019,810

First Horizon Alternative Mortgage Securities
Series 2005-AA6, Class B4	5.45	†	08/25/35	847	767,746
Series 2005-AA6, Class B5	5.45	†	08/25/35	797	626,076
Series 2005-AA6, Class B6	5.45	†	08/25/35	498	141,955

					1,535,777

First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B4*	5.45	†	07/25/35	419	354,343
Series 2005-5, Class B4*	5.46	†	10/25/35	718	604,878
Series 2005-5, Class B5*	5.46	†	10/25/35	538	353,857
Series 2005-5, Class B6*	5.46	†	10/25/35	539	159,098

					1,472,176

G3 Mortgage Reinsurance Ltd.
Series 1, Class E*	25.32	†	05/25/08	4,114	4,376,833
Harborview Mortgage Loan Trust
Series 2005-14, Class B4*	5.58	†	12/19/35	394	338,752
Series 2005-1, Class B4*(a)	7.07	†	03/19/35	629	572,820
Series 2005-1, Class B5*(a)	7.07	†	03/19/35	914	737,829
Series 2005-1, Class B6*(a)	7.07	†	03/19/35	1,144	285,911
Series 2005-2, Class B4*(a)	7.07	†	05/19/35	1,488	1,330,991

					3,266,303

JP Morgan Mortgage Trust
Series 2003-A1, Class B4	4.47	†	10/25/33	533	481,781
Series 2006-A6, Class B5	6.03		10/25/36	915	678,673
Series 2006-A6, Class B6	6.03		10/25/36	1,145	429,427

					1,589,881

Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B2	5.25		02/25/34	445	303,769
Series 2003-S7, Class B2	5.50		05/25/33	518	207,312
Series 2003-S7, Class B3	5.50		05/25/33	314	217,519
Series 2006-SA1, Class B2*	5.67		02/25/36	824	638,712
Series 2006-SA1, Class B3*	5.67		02/25/36	686	250,520

					1,617,832

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments
				Principal
November 30, 2006	Interest			Amount		Value
	Rate		Maturity	(000s)		(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
Resix Finance Limited Credit-Linked Note
Series 2005-C, Class B7*	8.42	%†	09/10/37	$1,968		$1,967,684
Series 2004-C, Class B7*	8.82	†	09/10/36	969		969,188
Series 2006-C, Class B9*	9.47	†	07/15/38	1,499		1,499,465
Series 2004-B, Class B8*	10.07	†	02/10/36	784		792,285
Series 2003-CB1, Class B8*	12.07	†	06/10/35	941		979,146
Series 2004-B, Class B9*	13.57	†	02/10/36	1,202		1,221,182
Series 2004-A, Class B10*	16.82	†	02/10/36	480		499,155

						7,928,105

Structured Asset Mortgage Investments, Inc.
Series 2002-AR1, Class B4	6.99	†	03/25/32	343		340,932
Structured Asset Securities Corporation
Series 2005-6, Class B5	5.34	†	05/25/35	490		398,820
Series 2005-6, Class B6	5.34	†	05/25/35	490		314,463
Series 2005-6, Class B7	5.34	†	05/25/35	343		102,871

						816,154

Washington Mutual Mortgage Securities Corp.
Series 2002-AR12, Class B4	4.66	†	10/25/32	749		740,730
Series 2002-AR12, Class B5	4.66	†	10/25/32	562		556,995
Series 2002-AR12, Class B6	4.66	†	10/25/32	937		731,145
Series 2002-AR10, Class B4*	4.92	†	10/25/32	686		676,247
Series 2002-AR10, Class B5*	4.92	†	10/25/32	514		503,259
Series 2002-AR10, Class B6*	4.92	†	10/25/32	858		729,562
Series 2002-AR11, Class B5	5.11	†	10/25/32	428		421,500
Series 2002-AR11, Class B6	5.11	†	10/25/32	575		491,427
Series 2005-AR2, Class B10*(a)	6.52	†	01/25/45	1,788		1,607,292

						6,458,157

Wells Fargo Mortgage Backed Securities Trust
Series 2002, Class B5	6.00		06/25/32	353		350,366

Total Subordinated Collateralized Mortgage Obligations
(Cost – $40,161,785)						41,011,882

Total Non-Agency Residential Mortgage Backed Securities
(Cost – $40,161,785)						41,011,882

SHORT TERM INVESTMENTS – 1.4%
United States Treasury Bill	5.15		12/14/06	50	#	49,907
Federal Home Loan Bank Discount Notes	5.18		12/06/06	2,000		1,998,561

Total Short Term Investments
(Cost – $2,048,475)						2,048,468

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments
			Principal
November 30, 2006	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

Total Investments – 139.9%
(Cost – $199,415,444)				$200,714,571
Liabilities in Excess of Other Assets – (39.9)%				(57,216,372)

NET ASSETS – 100.0%				$143,498,199

@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)
†	—	Variable Rate Security: Interest rate is the rate in effect as of November 30, 2006
*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers
(a)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date these coupons increase to LIBOR plus a predetermined margin
(b)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up
#	—	Portion or entire principal amount is held as collateral for open futures contracts
TBA	—	Settlement is on a delayed delivery or when-issued basis with a final maturity To Be Announced

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Assets and Liabilities
November 30, 2006

Assets:
Investments in securities, at market (cost $199,415,444) (Note 2)	$200,714,571
Cash	583,857
Interest receivable	953,574
Principal paydowns receivable	51,830
Unrealized appreciation on swap contracts (Note 7)	253,600
Receivable for variation margin	45,422

Total assets	202,602,854

Liabilities:
Reverse repurchase agreements (Note 5)	47,760,625
Interest payable for reverse repurchase agreements (Note 5)	54,936
Payable for investments purchased	11,097,560
Investment advisory fee payable (Note 3)	76,231
Administration fee payable (Note 3)	24,125
Accrued expenses and other liabilities	91,178

Total liabilities	59,104,655

Net Assets (equivalent to $14.15 per share based on 10,144,106 shares issued and outstanding)	$143,498,199

Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6)	$101,441
Additional paid-in capital (Note 6)	144,150,201
Accumulated undistributed net investment income	799,245
Accumulated net realized loss	(3,162,914)
Net unrealized appreciation on investments, swap contracts and futures	1,610,226

Net assets applicable to capital stock outstanding	$143,498,199

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Operations
For the Year Ended November 30, 2006

Investment Income (Note 2):
Interest	$13,626,988

Expenses:
Investment advisory fee (Note 3)	918,215
Administration fee (Note 3)	294,525
Insurance	118,694
Directors’ fees	79,241
Custodian	77,520
Accounting and tax services	75,133
Transfer agency	28,713
Registration fees	26,958
Legal	18,289
Reports to shareholders	6,537
Miscellaneous	23,325

Total operating expenses	1,667,150
Interest expense on reverse repurchase agreements (Note 5)	2,636,159

Total expenses	4,303,309

Net investment income	9,323,679

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 7):
Net realized gain on:
Investment transactions	12,442
Futures transactions	44,226
Swap contracts	48,849

Net realized gain on investment transactions, futures transactions and swap contracts	105,517

Net change in unrealized appreciation/depreciation on:
Investments	2,567,216
Futures	57,499
Swap contracts	(132,248)

Net change in unrealized appreciation/depreciation on investments, futures and swap contracts	2,492,467

Net realized and unrealized gain on investments, futures and swap contracts	2,597,984

Net increase in net assets resulting from operations	$11,921,663

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	November 30, 2006	November 30, 2005

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$9,323,679	$11,748,542
Net realized gain (loss) on investment transactions, futures transactions and swap contracts	105,517	(290,021)
Net change in unrealized appreciation/depreciation on investments, futures and swap contracts	2,492,467	(4,359,745)

Net increase in net assets resulting from operations	11,921,663	7,098,776

Dividends to Shareholders (Note 2):
Net investment income	(10,955,522)	(12,233,207)

Capital Stock Transactions (Note 6):
Net asset value of shares issued through dividend reinvestment (104 and 1,366 shares, respectively)	1,465	19,808

Net increase from capital stock transactions	1,465	19,808

Total increase/(decrease) in net assets	967,606	(5,114,623)
Net Assets:
Beginning of year	142,530,593	147,645,216

End of year (including undistributed net investment income of $799,245 and $1,739,109, respectively)	$143,498,199	$142,530,593

See notes to financial statements.

 THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 2006

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$11,921,663
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(187,374,385)
Proceeds from disposition of long-term portfolio investments and principal paydowns	198,055,148
Sales of short-term portfolio investments, net	(1,917,697)
Decrease in interest receivable	1,457
Decrease in receivable for principal paydowns	1,691,667
Decrease in prepaid expenses and other assets	14,427
Increase in variation margin receivable	(45,422)
Decrease in interest payable for reverse repurchase agreements	(17,335)
Increase in payable for investments purchased	6,140,932
Increase in investment advisory fee payable	42
Increase in administration fee payable	5,342
Decrease in accrued expenses and other liabilities	(62,615)
Net accretion and paydown losses on investments	(54,844)
Unrealized appreciation on investments	(2,567,216)
Unrealized depreciation on swaps	132,248
Net realized gain on investment transactions	(12,442)

Net cash provided by operating activities	25,910,970

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(15,044,375)
Dividends paid to shareholders, net of reinvestments	(10,954,057)

Net cash used for financing activities	(25,998,432)

Net decrease in cash	(87,462)
Cash at beginning of year	671,319

Cash at end of year	$583,857

Interest payments for the year ended November 30, 2006, totaled $2,653,494.
Noncash financing activities not included herein consist of reinvestment of dividends of $1,465.
Cash at the end of the year includes $27,450 held as collateral for open futures contracts.

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Financial Highlights

	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2006	November 30, 2005	November 30, 2004	November 30, 2003	November 30, 2002@

Per Share Operating Performance:
Net asset value, beginning of period	$14.05	$14.56	$14.41	$14.10	$14.25	*

Net investment income	0.92	1.16	1.20	1.22	0.37
Net realized and unrealized gain (loss) on investments, short sales, futures transactions and swap contracts	0.26	(0.46)	0.25	0.39	(0.17)

Net increase in net asset value resulting from operations	1.18	0.70	1.45	1.61	0.20

Dividends from net investment income	(1.08)	(1.21)	(1.30)	(1.30)	(0.32)
Offering costs charged to additional paid-in-capital	—	—	—	—	(0.03)

Net asset value, end of period	$14.15	$14.05	$14.56	$14.41	$14.10

Market price, end of period	$14.0800	$12.7000	$14.6100	$14.6700	$13.6800

Total Investment Return+	20.36%	(5.20% )	9.10%	17.55%	(6.66%	)(1)

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000’s)	$143,498	$142,531	$147,645	$146,180	$142,921
Operating expenses	1.18%	1.24%	1.25%	1.28%	1.23%	(2)
Interest expense	1.87%	1.45%	0.58%	0.51%	0.99%	(2)
Total expenses	3.05%	2.69%	1.83%	1.79%	2.22%	(2)
Net expenses	3.05%	2.69%	1.83%	1.79%	2.19%	(2)
Net investment income	6.60%	8.05%	8.23%	8.54%	7.48%	(2)
Portfolio turnover rate	93%	46%	65%	78%	70%	(1)

+	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. For the period ended November 30, 2002, total investment return is based on a beginning period price of $15.00 (initial offering price). Total investment return for subsequent periods is computed based upon the New York Stock Exchange market price of the Fund’s shares. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions and is not annualized.

(1)	Not Annualized

(2)	Annualized

@	Commenced operations on July 26, 2002

*	Initial public offering of $15.00 per share less underwriting discount of $0.75 per share.

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2006

1.     The Fund
The Hyperion Strategic Mortgage Income Fund, Inc. (the “Fund”), which was incorporated under the laws of the State of Maryland on May 17, 2002, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on July 26, 2002. Prior to July 26, 2002, the Fund had no operations other than the sale of 7,018 shares for $100,000 to Hyperion Brookfield Asset Management, Inc. (formerly Hyperion Capital Management, Inc.) (the “Advisor”).
The Fund’s investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.     Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available (approximately 22% of the investments in securities held by the Fund at November 30, 2006) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.
Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.
The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2006

underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.
Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
Swap agreements: The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offer Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 7 for a summary of all open swap agreements as of November 30, 2006.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2006

delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.
Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.
Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
3.     Investment Advisory Agreements and Affiliated Transactions
Pursuant to a transaction whereby Brascan Financial (U.S.) Corporation purchased all stock ownership of the holding company indirectly owning the Advisor as described in the Proxy Statement to Stockholders dated March 18, 2005 (the “Transaction”) the Fund entered into an Investment Advisory Agreement (the “New Investment Advisory Agreement”) with the Advisor on April 28, 2005. The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund’s average weekly net assets. During the year ended November 30, 2006, the Advisor earned $918,215 in investment advisory fees.
The Fund has entered into an Administration Agreement with Hyperion Brookfield Asset Management, Inc. (formerly named “Hyperion Capital Management, Inc.”) (the “Administrator”). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the year ended

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2006

November 30, 2006 the Administrator earned $294,525 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator, except for NQ filing fees.
Certain officers and/or directors of the Fund are officers and/or directors of the Advisor and/or Administrator.
4.     Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 2006, were $24,555,911 and $27,992,684, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 2006, were $162,818,474 and $170,161,058, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.
5.     Borrowings
The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
At November 30, 2006, the Fund had the following reverse repurchase agreements outstanding:

		Maturity
Face Value	Description	Amount

$7,099,000	Goldman Sachs 5.30%, dated 11/27/06, maturity date 12/14/06	$7,116,767
24,530,625	Lehman Brothers 3.15%, dated 11/29/06, maturity date 12/06/06	24,545,650
7,148,000	Lehman Brothers 5.30%, dated 11/20/06, maturity date 12/12/06	7,171,152
2,751,000	Merrill Lynch 5.31%, dated 11/29/06, maturity date 12/06/06	2,753,840
6,232,000	Morgan Stanley 5.32%, dated 10/25/06, maturity date 12/13/06	6,277,127

$47,760,625

	Maturity Amount, Including Interest Payable	$47,864,536

	Market Value of Assets Sold Under Agreements	$48,826,740

	Weighted Average Interest Rate	4.20%

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2006, was approximately $55,778,356 at a weighted average interest rate of 4.73%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $66,455,044 as of December 23, 2005, which was 32.09% of total assets.
6.     Capital Stock
There are 50 million shares of $0.01 par value common stock authorized. Of the 10,144,106 shares outstanding at November 30, 2006, the Advisor owned 7,018 shares.
In connection with the initial public offering of the Fund’s Shares, the Advisor made an undertaking to pay any offering costs in excess of $0.03 per common share. The Advisor has advised the Fund that such excess amounted to $482,964.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2006

7.     Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the year, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
There was no written option activity for the year ended November 30, 2006.
As of November 30, 2006, the following swap agreements were outstanding:

			Net
	Expiration		Unrealized
Notional Amount	Date	Description	Appreciation

$20,000,000	10/11/10	Agreement with Morgan Stanley Capital Services, Inc., dated 10/07/05 to pay semi-annually the notional amount multiplied by 4.716% and to receive quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.	$107,525
5,000,000	10/15/48	Agreement with Bear Stearns, dated 11/28/06 to receive monthly the notional amount multiplied by 0.750% and to pay only in the event of a write down or failure to pay a principal payment on Wachovia Bank Commercial Mortgage Trust, 5.97%, 10/15/48.	945
11,000,000	12/15/14	Agreement with Morgan Stanley Capital Services, Inc., dated 12/13/04 to pay semi-annually the notional amount multiplied by 4.555% and to receive quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.	145,130

			$253,600

As of November 30, 2006, the following futures contract was outstanding:
Long:

Notional		Expiration	Cost at	Value at	Unrealized
Amount	Type	Date	Trade Date	November 30, 2006	Appreciation

$17,100,000	5 Yr. U.S. Treasury Note	March 2007	$18,095,220	$18,152,719	$57,499
8.     Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.
During the year ended November 30, 2006, the tax character of the $10,955,522 of distributions paid was entirely from ordinary income. During the year ended November 30, 2005, the tax character of the $12,233,207 of distributions paid was also entirely from ordinary income.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2006

At November 30, 2006, the components of net accumulated losses on a tax basis were as follows:

Undistributed Tax ordinary income	$716,168
Capital loss carryforward	(3,089,802)
Post October capital loss deferrals	(15,613)

Book basis unrealized appreciation	1,610,226
Plus: Cumulative timing differences	25,578

Net unrealized appreciation on investments and swap contracts	1,635,804

Total tax basis net accumulated losses	$(753,443)

The differences between the tax basis capital loss carryforward and book accumulated realized losses is due to the mark-to-market of futures and the deferral of post-October realized losses for tax purposes. The differences between book and tax basis unrealized appreciation is primarily attributable to the mark-to-market of futures and differing treatment of swap interest income (expense) for tax purposes.
Capital Account Reclassification: At November 30, 2006, the Funds undistributed net investment income was increased by $691,979 with an offsetting increase in accumulated net realized loss. These adjustments were primarily the result of current period paydown reclassifications and swap interest income (expense) reclassifications.
Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at November 30, 2006 was $199,415,444. Net unrealized depreciation was $1,299,127 (gross unrealized appreciation — $3,662,074; gross unrealized depreciation — $2,362,947). At November 30, 2006, the Fund had a capital loss carryforward of $3,089,802, of which $1,070,268 expires in 2011, and $1,251,786 expires in 2013 and $767,748 expires in 2014, available to offset any future gains, to the extent provided by regulations.
9.     Subsequent Events
Dividend: The Fund’s Board of Directors declared the following regular monthly dividends:

Dividend	Record	Payable
Per Share	Date	Date

$0.060	12/12/06	12/28/06
$0.090	12/27/06	01/26/07
10.     Contractual Obligations
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11.     New Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. As of November 30, 2006, the Fund has not completed its evaluation of the impact on its financial statements, if any, that will result from adopting FIN 48.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2006

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Fund has not completed it evaluation of the impact of the adoption of SFAS No. 157 and the impact on the amounts reported in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
The Hyperion Strategic Mortgage Income Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Hyperion Strategic Mortgage Income Fund, Inc. as of November 30, 2006, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period in the three-year period ended November 30, 2004, have been audited by other auditors, whose report dated January 26, 2005 expressed an unqualified opinion on such financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hyperion Strategic Mortgage Income Fund, Inc. as of November 30, 2006, the results of its operations and its cash flows for the year then ended and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Briggs, Bunting & Dougherty, LLP
Philadelphia, Pennsylvania
January 17, 2007

TAX INFORMATION (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (November 30, 2006) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 3.52% of the Fund’s distributions during the fiscal year ended November 30, 2006 were earned from U.S. Treasury obligations. None of the Fund’s distributions qualify for the dividends received deduction available to corporate shareholders.
Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar 2006. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2007. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

COMPLIANCE CERTIFICATIONS (Unaudited)

On May 17, 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Strategic Mortgage Income Fund, Inc. (the “Fund”).

	Position(s) Held with		Number of
	Fund and Term of	Principal Occupation(s) During Past 5 Years	Portfolios in Fund
Name, Address	Office and Length of	and	Complex Overseen
and Age	Time Served	Other Directorships Held by Director	by Director

Disinterested Director
Class II Director to serve until 2007 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 64	Chairman Elected December 2003 Director since June 2002, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor or by its affiliates (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Celgene Corporation (“CELG”) (April 2006- Present); Director of Student Loan Corporation (“STU”) (2005-Present); General Partner of Resource Capital Fund II & III CIP L.P. (1998-Present); Co-founder, Baringo Capital LLC (2002-Present); Director, of Jackson Hewitt Tax Services Inc. (“JTX”) (2004- Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-Present); Chairman of Excelsior Funds (33) (1994-Present) and Laudus Funds (2006-Present).	4
Disinterested Directors
Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 70	Director since June 2002, Member of the Audit Committee, Member of Nominating and Compensation Committee, Member of Executive Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (1998- Present); President of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-Present).	4

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 59	Director Since April 2006, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (2006- Present); Director of Brandywine Funds (2003- Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-Present); Managing Partner of Federal City Capital Advisors (1997-Present).	3

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

	Position(s) Held with		Number of
	Fund and Term of	Principal Occupation(s) During Past 5 Years	Portfolios in Fund
Name, Address	Office and Length of	and	Complex Overseen
and Age	Time Served	Other Directorships Held by Director	by Director

Interested Director
Class III Director to serve until 2008 Annual Meeting of Stockholders:

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 53	Director since December 2003, Member of Executive Committee Elected for Three Year Term	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Managing Partner (2005-Present), Chief Executive Officer (1998-Present); President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President, Chief Executive Officer and Director of Crystal River Capital, Inc., (“CRZ”) (2005-Present); President and Director of several investment companies advised by the Advisor or by its affiliates (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).	4
Disinterested Director
Class III Director to serve until 2008 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 60	Director since September 2005, Chairman of the Audit Committee, Member of Compensation and Nominating Committee Elected for Two Year Term	Director of several investment companies advised by the Advisor or by its affiliates (2005- Present); Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (“JTX”) (2004- Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	3

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

	Position(s)	Term of Office and	Principal Occupation(s)
Name, Address and Age	Held with Fund	Length of Time Served	During Past 5 Years

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 53	President	Elected Annually Since June 2002	Please see “Information Concerning Nominees/Directors.”
John Dolan* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 52	Vice President	Elected Annually Since June 2002	Managing Partner (2005-Present), Chief Investment Strategist (1998-Present) and Chief Investment Officer (2002-Present) of the Advisor; Chief Investment Officer of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).
Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 47	Treasurer	Elected Annually Since June 2002	Managing Director of Brookfield Operations and Management Services, LCC (2007-Present); Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2002- 2006) of the Advisor (1995-2006); Treasurer of several investment companies advised by the Advisor or by its affiliates (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 38	Secretary	Elected since November 2006**	Director, General Counsel and Secretary (October 2006-Present) of the Advisor; Vice President, General Counsel and Assistant Secretary of Crystal River Capital, Inc. (November 2006-Present); Secretary of several investment companies advised by the Advisor or by its affiliates (November 2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-October 2006).

Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)	Elected August 2006**	Vice President, Compliance Officer (July 2005- August 2006), Assistant General Counsel (July 2006-Present) and CCO (September 2006- Present) of the Advisor; CCO of several investment companies advised by the Advisor or by its affiliates (November 2006-Present); Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

**	Daniel S. Kim served as the Secretary and CCO of the Fund and the Advisor until August 2006.
The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

 DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

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INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION BROOKFIELD ASSET
MANAGEMENT, INC.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010
For General Information about the Fund:
1 (800) HYPERION
SUB-ADMINISTRATOR

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
TRANSFER AGENT

AMERICAN STOCK TRANSFER & TRUST
COMPANY
Investor Relations Department
59 Maiden Lane
New York, NY 10038
For Shareholder Services:
1 (800) 937-5449
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

BRIGGS, BUNTING & DOUGHERTY, LLP
Two Penn Center, Suite 820
Philadelphia, Pennsylvania 19102
LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street, NW
Washington, D.C. 20006
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.
Quarterly Portfolio Schedule: The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1 (800) SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1 (800) HYPERION or on the Fund’s website at http://www.hyperionbrookfield.com.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1 (800) 497-3746 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Proxy Voting Record
The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1 (800) 497-3746 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Officers & Directors

Rodman L. Drake*
Chairman

Robert F. Birch*
Director

Stuart A. McFarland*
Director

Louis P. Salvatore*
Director

Clifford E. Lai
Director and President

John Dolan
Vice President

Thomas F. Doodian
Treasurer

Jonathan C. Tyras
Secretary

Josielyne K. Pacifico
Chief Compliance Officer

* Audit Committee Members

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
The Hyperion Strategic Mortgage Income Fund, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010

Item 2. Code of Ethics.

     As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Jonathan Tyras at 1-800-HYPERION or by writing to Mr. Tyras at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3. Audit Committee Financial Expert.

     The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Mr. Drake, Mr. McFarland and Mr. Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

     Audit Fees

     For the fiscal year ended November 30, 2006, Briggs, Bunting & Dougherty, LLP (“BBD”) billed the Registrant aggregate fees of $62,533 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

     For the fiscal year ended November 30, 2005, PriceWaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees of $99,333 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

     Tax Fees

     For the fiscal year ended November 30, 2006, BBD billed the Registrant aggregate fees of $6,435 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

     For the fiscal year ended November 30, 2005, PwC billed the Registrant aggregate fees of $8,500 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

     Audit-Related Fees

     For the fiscal year ended November 30, 2006, BBD billed the Registrant aggregate fees of $100 for assurance and related services reasonably related to the audit of the Registrant’s annual financial statements. The nature of the services comprising the Audit-Related Fees was administrative costs to BBD related to completion of the audit of the Registrant’s annual financial statements.

     For the fiscal year ended November 30, 2005, PwC billed the Registrant aggregate fees of $2,700 for assurance and related services reasonably related to the audit of the Registrant’s annual financial statements. The nature of the services comprising the Audit-Related Fees was administrative costs to PwC related to its completion of the audit of the Registrant’s annual financial statements.

     All Other Fees

     For the fiscal year ended November 30, 2006, there were no Other Fees.

     For the fiscal year ended November 30, 2005, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

     Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.

POLICIES AND PROCEDURES FOR VOTING PROXIES

     1.     Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Funds. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the “Adviser”) to the Funds.

     2.     Definition of Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.

     3.     Policy for Voting Proxies.

(a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Funds. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b) Management Recommendations. Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight.

     The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Funds’ shareholders.

     4.     Conflicts of Interest. The Funds recognize that under certain circumstances their Adviser may have a conflict of interest in voting proxies on behalf of the Funds. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager (see below). The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board of Directors for the Fund. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Directors and the Adviser shall follow the instructions of the Board of Directors. The proxy manager shall keep a record of all materiality decisions and report them to the Board of Directors on a quarterly basis.

     5.     Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6.     Non-routine Proposals.

(a) Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.

(b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager.

     7.     Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 6 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager. The chief investment officer or his delegatee shall be the proxy manager.

     8.     Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9.     Report to the Board. On a quarterly basis, the proxy manager or his designee will report in writing to the Boards of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Portfolio Manager

     As of February 1, 2007, John H. Dolan is responsible for the day to day management of the Fund’s portfolio. Mr. Dolan is a Managing Partner and the Chief Investment Officer of the Adviser and has over 26 years of industry experience. He joined the Adviser in 1998. As Chief Investment Officer, Mr. Dolan is responsible for the Adviser’s overall investment strategies, risk management, product development and quantitative research efforts, as well as the development and implementation of new initiatives for the Adviser’s investment process. Mr. Dolan also oversees the Adviser’s approach to evaluating new structures in the fixed income market, particularly with regard to credit risk. Prior to joining the Adviser, Mr. Dolan served as Managing Director and ran the Active Bond Group in the Global Investment Management area at Bankers Trust. Prior to that, he spent eight years at Salomon Brothers, Inc. as a Managing Director specializing in mortgage-backed securities trading and new product development.

     Management of Other Accounts

     The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The table below shows the number of other accounts managed by Mr. Dolan and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

				# of Accounts	Total Assets with
		Total # of Accounts		Managed with	Advisory Fee Based
Name of Portfolio		Managed as of	Total Assets	Advisory Fee Based	on Performance
Manager	Type of Accounts	November 30, 2006	($million)	on Performance	($million)

	Registered
John H. Dolan	Investment Company	1	$278	None	None

	Other Pooled	0	$0	None	None
	Investment Vehicles

	Other Accounts	1	$560	1	$560

     Share Ownership

     The following table indicates the dollar range of securities of the Fund owned by the Fund’s portfolio manager as of November 30, 2006.

Dollar Range of Securities Owned

John H. Dolan	$50,001 — $100,000

     Portfolio Manager Material Conflict of Interest

     Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund.

     These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

     Portfolio Manager Compensation

     The Fund’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

     The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers.

     None.

Item 10. Submission of Matters to a Vote of Security Holders.

     None.

Item 11. Controls and Procedures.

(a)   The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)   As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

     (2)  A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

     (3)  None.

(b)   A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.

By: /s/ Clifford E. Lai
       Clifford E. Lai
       Principal Executive Officer

Date: February 5, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Clifford E. Lai
       Clifford E. Lai
       Principal Executive Officer

Date: February 5, 2007

By: /s/ Thomas F. Doodian
       Thomas F. Doodian
       Treasurer and Principal Financial Officer

Date: February 5, 2007